Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 23rd day of July, 2021, by and among PropertyGuru Group Limited, a Cayman Islands exempted company (the “Issuer”), Bridgetown 2 Holdings Limited, a Cayman Islands exempted company (“Bridgetown 2”), and the undersigned (“Subscriber”).

WHEREAS, this Subscription Agreement is being entered into in connection with the Business Combination Agreement entered into as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), among the Issuer, Bridgetown 2, PropertyGuru Pte. Ltd., a private limited company incorporated under the laws of Singapore (the “Company”) and other parties named therein, on the terms and subject to the conditions set forth therein (the transactions contemplated by the Business Combination Agreement, the “Transactions”; and the “Amalgamation Closing” as defined in the Business Combination Agreement shall be referred to herein as the “Transactions Closing”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase such number of ordinary shares in the Issuer, par value $0.0001 per share (the “Issuer Shares”) set forth on the signature page hereto (the “Shares”) for a purchase price of $10 per share (the “Per Share Purchase Price”), for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein; and

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Issuer is entering into separate subscription agreements with certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or certain institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act) (each, an “Other Subscriber”) (the “Other Subscription Agreements”), severally and not jointly, with an aggregate purchase price pursuant to this Subscription Agreement and the Other Subscription Agreements of $131,930,680; and

WHEREAS, the aggregate number of Issuer Shares to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, 13,193,068 Issuer Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.

Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2.	Settlement Date and Delivery.

2.1

Closing. The closing of the Subscription contemplated hereby (the “Closing”) shall occur substantially concurrent with the consummation of the Transactions Closing (the date of the Closing, the “Closing Date”) subject to the terms and conditions set forth herein;

provided that the Closing shall occur after the Merger Effective Time (as defined in the Business Combination Agreement, the “Merger Effective Time”). Not less than five (5) business days prior to the anticipated Closing Date, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of such anticipated Closing Date. Subscriber shall deliver on or before two (2) business days prior to the anticipated Closing Date the Purchase Price for the Shares by wire transfer of U.S. dollars in immediately available funds to the escrow account specified by the Issuer in the Closing Notice, to be held by the escrow agent until the Transactions Closing. Not later than one (1) business day after the Closing Date, the Issuer shall deliver to Subscriber (1) the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable; and (2) a copy of the records of the Issuer’s transfer agent (the “Transfer Agent”) or other evidence showing Subscriber as the owner of the Shares on and as of the Closing Date. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, the Cayman Islands or Singapore are authorized or required by law to close. In the event the Closing Date does not occur within two (2) business days after the anticipated Closing Date identified in the Closing Notice, the Issuer shall cause the escrow agent to promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled; provided that unless this Subscription Agreement has been terminated pursuant to Section 5, such return of funds shall not terminate this Subscription Agreement or relieve Subscriber of its obligation to purchase the Shares at the Closing upon delivery of a new Closing Notice in accordance with the terms of this Section 2.1. Prior to or at Closing, Subscriber shall deliver to Issuer a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

2.2

Conditions to Closing of the Issuer. The Issuer’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)

Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 3.3 shall be true and correct as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “Subscriber Material Adverse Effect” (as defined in Section 3.3(c) below) or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Subscriber Material Adverse Effect.

(b)

Closing of the Transactions. All conditions precedent to the Issuer’s, the Company’s and Amalgamation Sub’s (as defined in the Business Combination Agreement, “Amalgamation Sub”) and Bridgetown 2’s obligations to effect the Transactions Closing shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transactions Closing but subject to satisfaction or waiver thereof), the Merger Closing (as defined in the Business Combination Agreement, the “Merger Closing”) shall have been consummated prior to the Closing and the Closing will be consummated substantially concurrently with the Transactions Closing.

(c)

Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

(d)

Regulatory. If required by applicable governmental authorities (including, but not limited to, financial services or banking authorities), rules, regulations, orders, policies or procedures, Subscriber shall have been found suitable by such authorities.

(e)

Performance and Compliance under Subscription Agreement. Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of Subscriber to consummate the Closing.

2.3

Conditions to Closing of Subscriber. Subscriber’s obligation to subscribe for and purchase the Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)	Representations and Warranties Correct.

(i)

The representations and warranties made by the Issuer in Section 3.1 shall be true and correct as of the Closing Date, (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or Issuer Material Adverse Effect (as defined in Section 3.1(d) below) or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, an Issuer Material Adverse Effect.

(ii)

The representations and warranties made by Bridgetown 2 in Section 3.2 shall be true and correct as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or Bridgetown 2 Material Adverse Effect (as defined in Section 3.2(c) below), as the case may be, or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Bridgetown 2 Material Adverse Effect.

(b)

Closing of the Transactions. All conditions precedent to the Issuer’s, the Company’s and Amalgamation Sub’s and Bridgetown 2’s obligations to effect the Transactions Closing shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transactions Closing but subject to satisfaction or waiver thereof), the Merger Closing shall have been consummated prior to the Closing, and the Closing will be consummated substantially concurrently with the Transactions Closing.

(c)

Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

(d)

Performance and Compliance under Subscription Agreement. The Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing.

(e)

Business Combination Agreement. There shall have been no amendments or modifications to the Business Combination Agreement (as in effect on the date hereof, a copy of which has been furnished to the Subscriber) that would (i) result in the legal structure, process, mechanics, steps and implementation of the Transactions materially deviating from those set out in Schedule 17 of the share purchase agreement, dated May 30, 2021, between REA Group Ltd. (and together with its subsidiaries, “REA”), iProperty Group Asia Pte. Ltd. and PropertyGuru Pte. Ltd., or (ii) would reasonably be expected to be materially adverse to the economic benefits Subscriber reasonably expects to receive under this Subscription Agreement.

(f)

Listing. (i) The Issuer’s initial listing application with New York Stock Exchange (“NYSE”) in connection with the Transactions shall have been conditionally approved and, the Issuer shall be able to satisfy any applicable initial and continuing listing requirements of NYSE immediately following the Transaction Closing and the Issuer shall not have received any written notice of non-compliance therewith, and (ii) the Shares shall have been approved for listing on NYSE, subject to official notice of issuance.

3.	Representations, Warranties and Agreements.

3.1	Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, the Issuer hereby represents and warrants to Subscriber as follows:

(a)

The Issuer is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. The Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

At Closing, subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement and registration by the Transfer Agent, the Shares will be duly authorized, validly issued and allotted and fully paid, free and clear of any liens or other encumbrances (other than those arising under applicable securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s organizational documents (as in effect at such time of issuance) or the laws of the Cayman Islands.

(c)

This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and Bridgetown 2, is the valid and binding obligation of the Issuer and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(d)

The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares and the consummation of the other transactions contemplated herein, including the Transactions, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and timely perform its obligations under this Subscription Agreement, including the issuance and sale of the Shares (an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(e)

As of the date of this Subscription Agreement, the authorized share capital of the Issuer consists of $50,000 divided into 500,000,000 ordinary shares, with a par value of $0.0001 each, of which one such share is validly issued and fully paid, and are not subject to preemptive rights or encumbrances. As of the date of this Subscription Agreement, except as set forth above and pursuant to this Subscription Agreement, the Other Subscription Agreements, the Business Combination

Agreement, the other Transaction Documents (as defined in the Business Combination Agreement, the “Transaction Documents”) and the transactions contemplated thereby, there are no outstanding (i) shares, equity interests or voting securities of the Issuer, (ii) securities of the Issuer convertible into or exchangeable for shares or other equity interests or voting securities of the Issuer, or (iii) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Issuer to subscribe for, purchase or acquire from any individual, entity or other person, and no obligation of the Issuer to issue, any shares or other equity interests or voting securities of the Issuer (collectively, the “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date of this Subscription Agreement, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as contemplated by the Business Combination Agreement, the other Transaction Documents and the transactions contemplated thereby.

(f)

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.3, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber. The Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) to the Issuer’s knowledge are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(g)

The Issuer has provided Subscriber an opportunity to ask questions regarding the Issuer and made available to Subscriber all the information reasonably available to the Issuer that Subscriber has reasonably requested to make an investment decision with respect to the Shares.

(h)

Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

(i)

Except for such matters as would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

(j)

The Issuer has not received any written communication from a governmental authority that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

(k)

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.3, the Issuer is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Shares pursuant to this Subscription Agreement, other than (i) filings with the Securities and Exchange Commission (the “Commission”), (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 7.19; (iv) those required by NYSE, (v) those required to consummate the Transactions Closing as provided under the Business Combination Agreement, and (vi) filings, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

(l)

Upon consummation of the Transactions Closing, the Issuer Shares will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will be listed for trading on NYSE, and the Shares will be approved for listing on NYSE, subject to official notice of issuance.

(m)

Neither the Issuer nor any person acting on its behalf is under any obligation to pay any broker’s fee, finder’s fee or other fee or commission in connection with the sale of the Shares, other than the fact that Bridgetown 2 is responsible for the payment of any fees, costs, expenses and commissions of Merrill Lynch (Singapore) Pte. Ltd., Citigroup Global Markets Inc., KKR Capital Markets Asia Limited and TPG Capital BD, LLC (the “Placement Agents”, each a “Placement Agent”), and such obligations shall become obligations of the Issuer upon the occurrence of the Merger Closing.

(n)

The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and Subscriber effecting a pledge of Shares shall not be required to provide the Issuer with any notice thereof or otherwise make any delivery to the Issuer pursuant to this Subscription Agreement.

(o)

The Issuer is not, and immediately after the Transactions Closing will not be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and as such subject to registration as an “investment company” under the Investment Company Act or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(p)

There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of the Issuer’s properties or rights that affects or would reasonably be expected to affect the Issuer’s ability to consummate the transactions contemplated by this Subscription Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against the Issuer or any of the Issuer’s properties or rights that affects or would reasonably be expected to affect the Issuer’s ability to consummate the transactions contemplated by this Subscription Agreement.

(q)

The Other Subscription Agreements reflect the same Per Share Purchase Price and other terms and conditions with respect to the purchase of Issuer Shares that are no more favorable to such subscriber thereunder than the terms of this Subscription Agreement, other than (i) terms particular to the regulatory requirements of such subscriber or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Issuer Shares; (ii) where such subscriber was identified by the Company and not any Placement Agent, the fact that (A) the Placement Agents are not third-party beneficiaries under such Other Subscription Agreement and (B) such subscriber may be a natural person; and (iii) the provision of rights to register the Issuer Shares in accordance with the Securities Act.

3.2	Bridgetown 2’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, Bridgetown 2 hereby represents and warrants to Subscriber as follows:

(a)

Bridgetown 2 is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Bridgetown 2 has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

This Subscription Agreement has been duly authorized, executed and delivered by Bridgetown 2 and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of Bridgetown 2 and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(c)

The execution, delivery and performance of this Subscription Agreement (including compliance by Bridgetown 2 with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein, including the Transactions, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Bridgetown 2 pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Bridgetown 2 is a party or by which Bridgetown 2 is bound or to which any of the property or assets of Bridgetown 2 is subject, which would reasonably be expected to have a material adverse effect on the ability of Bridgetown 2 to enter into and timely perform its obligations under this Subscription Agreement (a “Bridgetown 2 Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Bridgetown 2 or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Bridgetown 2 or any of its properties that would reasonably be expected to have a Bridgetown 2 Material Adverse Effect.

(d)

Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Bridgetown 2 Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Bridgetown 2, threatened against Bridgetown 2, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Bridgetown 2.

(e)

There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to the knowledge of Bridgetown 2, threatened against or affecting Bridgetown 2 or any of Bridgetown 2’s properties or rights that affects or would reasonably be expected to affect Bridgetown 2’s ability to consummate the transactions contemplated by this Subscription Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against Bridgetown 2 or any of Bridgetown 2’s properties or rights that affects or would reasonably be expected to affect Bridgetown 2’s ability to consummate the transactions contemplated by this Subscription Agreement.

(f)

Bridgetown 2 is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Bridgetown 2 Material Adverse Effect. Bridgetown 2 has not received any written communication from a governmental authority that alleges that Bridgetown 2 is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Bridgetown 2 Material Adverse Effect.

3.3

Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Issuer and Bridgetown 2 and acknowledges and agrees with the Issuer and Bridgetown 2 as follows:

(a)

Subscriber has been duly formed or incorporated and is validly existing and, where such concept is recognized, in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer and Bridgetown 2, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)

The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (where such Subscriber is an “employee benefit plan” under ERISA, subject to the assumption that the assets of the Issuer do not constitute “plan assets” under ERISA), (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on Subscriber’s ability to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

(d)

Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) if resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market (the “EU Prospectus Regulation”), (iii) if resident in the United Kingdom, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”), (iv) is aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act and is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, for investment purposes only and not with a view to any distribution of the Shares in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and (v) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto) and is not a party to or bound by a binding commitment to sell or otherwise dispose of the Shares. Subscriber acknowledges that the offering meets the exemptions from filing under Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5123(b)(1)(C) or (B). The information provided by Subscriber on Schedule I is true and correct in all respects.

(e)

Together with its investment adviser, if applicable, Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the offer and sale of the Shares have not been registered under the Securities Act or any other applicable securities laws. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act or in a transaction not subject thereto, and in each case, in accordance with any applicable securities laws of the states and other jurisdictions where such offers and sales are made, and that any book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(f)

Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer or Bridgetown 2 or any of their respective affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

(g)

Subscriber’s acquisition and holding of the Shares will not (where such Subscriber is an “employee benefit plan” under ERISA, subject to the assumption that the assets of the Issuer do not constitute “plan assets” under ERISA) constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h)

Together with its investment adviser if applicable, in making its decision to purchase the Shares, Subscriber has relied solely upon an independent investigation made by Subscriber and each of the Issuer’s and Bridgetown 2’s representations, warranties and agreements contained in Section 3.1 and Section 3.2, respectively. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone (including, without limitation, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing) other than the Issuer and Bridgetown 2 concerning the Issuer or Bridgetown 2, respectively, or the Shares or the offer and sale of the Shares. Subscriber has received access to and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Issuer or any of its affiliates and consolidated affiliated entities (together with the Issuer, the “Group”), Bridgetown 2, the Company and the Transactions and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Shares. Subscriber has received access to and has had an adequate opportunity to review the documents made available to Subscriber by Bridgetown 2 and the Company. Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions and receive such answers from Bridgetown 2 and the Company or any person or persons acting on their behalf concerning the terms and conditions of an investment in the Shares, have obtained such materials or information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and have independently made their own analysis and decision to invest in the Shares. Subscriber also acknowledges that the historical financial data concerning the Company and its subsidiaries, as well as the Malaysian and Thai assets of REA which are the subject of a pending sale to the Company (the “REA Assets”), have been derived based on the Company’s and its subsidiaries management accounts (and in the case of the REA Assets, the management accounts of REA) in accordance with International Financial Reporting Standards, or IFRS, and has not been reviewed or audited in accordance with PCAOB standards. There can be no assurance that the Company’s or Bridgetown 2’s audited or reviewed results, or those relating to the REA Assets, for the relevant financial years and periods will not differ from the financial data presented to Subscriber and such changes could be material. Based on such information as Subscriber has deemed appropriate and without reliance upon any Placement Agent, Subscriber has independently made his/her/its own analysis and decision to enter into the Subscription. Subscriber acknowledges that no disclosure or offering document has been prepared in connection with the offer and sale of the Shares. Except for the representations, warranties and agreements of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on his/her/its own sources of information, investment analysis and the due diligence (including professional advice Subscriber deems appropriate) with respect to the Subscription, the Issuer Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer or the Company and its subsidiaries or relating to the REA Assets, including but not limited to all business, legal, regulatory, accounting, financial, credit and tax matters. Subscriber further acknowledges that the information provided to Subscriber is preliminary and subject to change. Subscriber expressly acknowledges that the closing of the sale and purchase of the REA Assets (the “REA Closing”) is subject to the satisfaction of certain closing conditions (the “REA CPs”), including REA’s divestment of its 27% interest in 99 Group (the operator of the websites 99.co, iProperty.com.sg and rumah123.com) and the REA Closing may therefore not occur. Subscriber acknowledges that the status of the REA CPs or the failure of the REA Closing to be consummated shall not affect Subscriber’s obligations under this Subscription Agreement.

(i)	Subscriber acknowledges and agrees that:

(i) each of the Placement Agents is acting solely as the Issuer’s placement agent in connection with the Subscription and each Placement Agent may have affiliates that act as an advisor to the Company in connection with the Transactions; none of the Placement Agents is acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber in connection with the Subscription;

(ii) neither the Placement Agents nor any of their respective directors, officers, employees, advisors, representatives and controlling persons have made, nor will any of such persons make, any representation or warranty, whether express or implied, of any kind or character nor have any such persons provided any advice or recommendation in connection with the Subscription;

(iii) certain information provided to it was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber acknowledges and agrees that such information and projections were prepared without the participation of the Placement Agents or Bridgetown 2 and that neither the Placement Agents nor Bridgetown 2 assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections;

(iv) the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Issuer, Bridgetown 2 or the Shares or the accuracy, completeness or adequacy of any information supplied to it by the Issuer or Bridgetown 2;

(v) Subscriber has not relied on any statement, representation, warranty or information made or provided by the Placement Agents, or any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing, with respect to its decision to invest in the Shares, and the Placement Agents will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the Subscription or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning, the Group or the Subscription; and

(vi) neither the Placement Agents nor any of their respective affiliates, subsidiaries, directors, officers, agents or employees shall have any liability (including for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, Bridgetown 2 or the Company or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the Subscription.

(j)

Subscriber became aware of this offering of the Shares solely by means of direct contact from either the Placement Agents, the Issuer or Bridgetown 2 as a result of a pre-existing substantive relationship (as interpreted in guidance from the Commission under the Securities Act) with the Issuer, Bridgetown 2 or their representatives, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Placement Agents, the Issuer or Bridgetown 2. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agents have not acted as an underwriter with respect to the Shares or the transactions contemplated by this Subscription Agreement or as its financial advisor or fiduciary. Subscriber acknowledges that the Shares (i) were not offered to it by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k)

Together with its investment adviser, if applicable, Subscriber is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber is able to fend for itself in the transactions contemplated herein. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that (A) it (i) is an institutional account as defined in FINRA Rule 4512(c) or a “qualified purchaser” as defined in Section 2(a)(51)(A) under the Investment Company Act of 1940, as amended, (ii) is a sophisticated investor, experienced in investing in financial and business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares and (B) the purchase and sale of the Shares hereunder meets (1) the exemptions from filing under FINRA Rule 5123(b)(1)(A) or (B) and (2) the institutional customer exemption under FINRA Rule 2111(b).

(l)

Subscriber, alone, or together with any professional advisor(s), has analyzed and considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of its investment and can afford a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

(m)

Subscriber understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

(n)

Neither the Subscriber nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person that is the target of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities, including, but not limited to those administered by the U.S. government through the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”), (ii) a person listed in any Sanctions-related list of sanctioned persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, or any EU member state, including the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) directly or indirectly owned or controlled by, or acting on behalf of, any such person or persons on a Sanctions Lists; (v) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vi) a non-U.S. shell bank (collectively, a “Prohibited Investor”) or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to ensure compliance with applicable obligations under the BSA/PATRIOT Act, and (ii) to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with the anti-money laundering-related laws administered and enforced by other governmental authorities. Subscriber also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions programs administered by OFAC, the European Union and any European Union member state, including the United Kingdom, including for the screening of its investors against the Sanctions Lists and the OFAC sanctions programs. Subscriber further represents and warrants that it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(o)

If Subscriber is or is acting on behalf of an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (“Similar Law”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that none of Bridgetown 2, the Issuer, the Company nor any of their respective affiliates (the “Transaction Parties”) has provided investment advice or otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with its investment in the Shares (including with respect to any decision to acquire, continue to hold or transfer the Shares).

(p)

Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Subscriber with the Commission with respect to the beneficial ownership of Bridgetown 2’s ordinary shares prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acting for the purpose of acquiring, holding or disposing of equity securities of Bridgetown 2 (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(q)

No foreign person (as defined in Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. §4565), and all rules and regulations issued and effective thereunder (together, the “DPA”)) in which the national or subnational governments of a single foreign state have a “substantial interest” (as defined in the DPA) will acquire a “substantial interest” (as defined in the DPA) in the Issuer as a result of the purchase of Shares by Subscriber hereunder such that a filing before the Committee on Foreign Investment in the United States would be required under the DPA, and no such foreign person will have “control” (as defined in the DPA) over the Issuer from and after the Closing as a result of the purchase of Shares by Subscriber hereunder.

(r)

On each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 2.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 2.1.

(s)

Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including Bridgetown 2, the Issuer, the Company, the Placement Agents, any of their respective affiliates or any of its or their respective control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that no Other Subscriber or REA (including the controlling persons, officers, directors, partners, agents or employees of any such Other Subscriber or REA) shall be liable to Subscriber pursuant to this Subscription Agreement (or any Other Subscriber pursuant to any Other Subscription Agreement) or any other agreement related to the private placement of shares of the Issuer’s capital stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares hereunder. Subscriber agrees that none of the Placement Agents, their respective affiliates or any of their respective control persons, officers, directors or employees shall be liable to Subscriber (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with Subscriber’s purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind provided to Subscriber concerning Bridgetown 2, the Issuer, the Company, this Subscription Agreement or the transactions contemplated hereby. On behalf of itself and its affiliates, the Subscriber releases the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to the Subscription. Subscriber agrees not to commence any litigation or bring any claim against any of the Placement Agents in any court or any other forum which relates to, may arise out of, or is in connection with, the Subscription. Subscriber gives this release freely and after obtaining independent legal advice.

(t)

No broker, finder or other financial consultant is acting on Subscriber’s behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability of Bridgetown 2, the Company or the Issuer or their respective affiliates for the payment of any fees, costs, expenses or commissions.

(u)

Subscriber (for itself and for each account for which it is acquiring the Shares) is aware of and acknowledges the fact that, in addition to their capacity as a Placement Agent in connection with the Subscription, (i) Citigroup Global Markets Inc. acted as a book-running manager of the initial public offering of Bridgetown 2; (ii) Merrill Lynch (Singapore) Pte. Ltd. is acting as financial advisor to the Company in connection with the Transactions; (iii) KKR Capital Markets Asia Limited is under common control with one of its affiliates, Epsilon Asia Holdings II Pte. Ltd., and Epsilon Asia Holdings II Pte. Ltd. is an existing shareholder of the Company and therefore conflicts of interest may arise between the duties of KKR Capital Markets Asia Limited and the interests of the Company and (iv) TPG Capital BD, LLC is under common control of TPG Asia VI SF Pte. Ltd, with TPG Asia VI SF Pte. Ltd being an existing shareholder of the Company, whose interests may conflict with those of Bridgetown 2.

4.	[Reserved].

5.

Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, or (iii) on or before the date falling 270 days after the date of the Business Combination Agreement (as defined in the Business Combination Agreement); provided, that nothing herein will relieve any party from liability for any willful and material breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement after the termination of such agreement. Upon a valid termination of this Subscription Agreement pursuant to this Section 5, after the delivery by Subscriber of the Purchase Price for the Shares, the Issuer shall promptly (but not later than three (3) business days thereafter) cause the escrow agent or its bank (as applicable) to return the Purchase Price (to the extent such Purchase Price was received prior to such termination) to the Subscriber without any deduction for, or on account of, any tax, withholding, charges or set-off.

6.	Trust Account Waiver.

Notwithstanding anything to the contrary set forth herein, Subscriber acknowledges that it has had access to and has read and had an adequate opportunity to review the publicly filed prospectus of Bridgetown 2, available at www.sec.gov (the “Prospectus”) and understands that Bridgetown 2 has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Bridgetown 2’s public shareholders (including the public shareholders of the overallotment shares acquired by Bridgetown 2’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the Prospectus, Bridgetown 2 may disburse monies from the Trust Account only: (i) to the Public Shareholders with respect to redemptions by the Public Shareholders, (ii) to the Public Shareholders if Bridgetown 2 fails to consummate a Business Combination (as defined in the Prospectus) within twenty-four (24) months after the closing of the IPO, subject to extension by an amendment to Bridgetown 2’s organizational documents, (iii) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses or (iv) to Bridgetown 2 after or concurrently with the consummation of a Business Combination (as defined in the Prospectus). Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom) in connection with any claim that arises as a result of, in connection with, or relating to, this Subscription Agreement or any other Transaction Document, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability under this Subscription Agreement or any other Transaction Document (collectively, the “Released Claims”); provided, however, that Released Claims shall be deemed not to include the right of a Subscriber to make a claim as a Public Shareholder in respect of any Bridgetown 2 shares it may hold pursuant to subclauses (i) or (ii) of the immediately preceding sentence. Subscriber on behalf of itself and its affiliates, hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) in connection with any Released Claims (including for an alleged breach of this Subscription Agreement). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by Bridgetown 2 and its affiliates to induce Bridgetown 2 to enter into this Subscription Agreement and the other Transaction Documents, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable Law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with or relating to any Released Claim, which action or proceeding seeks, in whole or in part, monetary relief against Bridgetown 2 or its representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and each of its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its affiliates commences any action or proceeding against Bridgetown 2, any of its affiliates or any of their respective representatives based upon, in connection with or relating to any Released Claim, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief or otherwise, Bridgetown 2 and its representatives, as applicable, shall be entitled to recover from Subscriber and its affiliates the associated legal fees and costs in connection with any such action, in the event Bridgetown 2 or its representatives, as applicable, prevails in such action or proceeding.

7.	Miscellaneous.

7.1

Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement no later than immediately prior to the Transactions Closing.

(a)

Subscriber acknowledges that (i) the Issuer and Bridgetown 2 will rely on the acknowledgments, understandings, agreements, covenants, representations and warranties of Subscriber contained in this Subscription Agreement and (ii) that the Placement Agents will rely on, and are third party beneficiaries of, the acknowledgments, understandings, agreements, covenants, representations and warranties of Subscriber contained in Section 3.3 and Section 7. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and Bridgetown 2 if any of the acknowledgments, understandings, agreements, covenants, representations and warranties made by Subscriber set forth herein are no longer accurate. In addition, the Issuer and Bridgetown 2 each acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the acknowledgments, understandings, agreements, covenants, representations and warranties made by the Issuer or Bridgetown 2 (as applicable) contained in this Subscription Agreement.

(b)

Each of Bridgetown 2 and the Issuer acknowledges that Subscriber will rely on the acknowledgements, understandings, agreements, covenants, representations and warranties of Bridgetown 2 and the Issuer, respectively, contained in this Subscription Agreement. Prior to the Closing, each of the Issuer and Bridgetown 2 agrees to promptly notify Subscriber if any of the acknowledgements, understandings, agreements, covenants, representations and warranties made by Issuer or Bridgetown 2, as applicable, set forth herein are no longer accurate in all material respects.

(c)

Subscriber acknowledges and agrees that no party to the Business Combination Agreement (other than the Issuer and Bridgetown 2) nor any Non-Party Affiliate (as defined below), shall have any liability to Subscriber, REA or any Other Subscriber pursuant to, arising out of or relating to this Subscription Agreement or any Other Subscription Agreement, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Issuer, the Company, Bridgetown 2, or any Non-Party Affiliate concerning the Issuer, the Company, Bridgetown 2, any of their affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, investment manager, manager, direct or indirect equityholder, investors, representatives, agents, predecessors, successors, assigns, or affiliate of the Issuer, the Company, Bridgetown 2, or any of the Issuer’s, the Company’s or Bridgetown 2’s respective affiliates or any family member of the foregoing.

(d)

Each of the Issuer, Bridgetown 2, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative, legal, regulatory or stock exchange proceeding or official inquiry with respect to the matters covered hereby.

(e)

The Issuer and Bridgetown 2 may request from Subscriber such additional information as the Issuer and Bridgetown 2 may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested to the extent readily available and consistent with its internal policies; provided that (subject to Section 7.19 below) the Issuer and Bridgetown 2 agrees, subject to the exceptions in Section 7.19, to keep any such information provided by Subscriber confidential.

(f)	Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.2

No Short Sales. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales (as defined below) with respect to the securities of Bridgetown 2 prior to the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 7.2 shall apply only with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Subscription Agreement.

7.3

Additional Information. Bridgetown 2 and the Issuer may request from Subscriber such additional information as is necessary for Bridgetown 2 or the Issuer, as applicable, to comply with public disclosure requirements of applicable securities laws or any filing requirements pursuant to the rules of any stock exchange or the Financial Industry Regulatory Authority, and Subscriber shall provide such information, provided that subject to Section 7.19 the Issuer and Bridgetown 2 shall keep any such information provided by Subscriber confidential. Subscriber acknowledges that Bridgetown 2 or the Issuer may file a copy of the form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report or a registration statement of Bridgetown 2 or the Issuer, as applicable.

7.4

Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder (a courtesy copy of any notice sent shall also be sent via email):

(a)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(b)	if to the Issuer, to:

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

Attention: Steve Teichman; Derek Fong

Email: Steve.Teichman@pcg-group.com; Derek.Fong@pcg-group.com with a required copy (which copy shall not constitute notice) to:

Latham & Watkins LLP

9 Raffles Place

#42-02 Republic Plaza

Singapore 048619

Attention: Sharon Lau; Noah Carr

Email: sharon.lau@lw.com; noah.carr@lw.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

6 Battery Road, Suite 23-02

Singapore 049909

Attention: Jonathan B. Stone, Esq./Rajeev P. Duggal, Esq.

Email: jonathan.stone@skadden.com; rajeev.duggal@skadden.com

(c)	if to Bridgetown 2, to:

Bridgetown 2 Holdings Limited.

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

Attention: Steve Teichman; Derek Fong

Email: Steve.Teichman@pcg-group.com; Derek.Fong@pcg-group.com with a required copy (which copy shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

6 Battery Road, Suite 23-02

Singapore 049909

Attention: Jonathan B. Stone, Esq./Rajeev P. Duggal, Esq.

Email: jonathan.stone@skadden.com; rajeev.duggal@skadden.com

7.5

Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

7.6

Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought and (ii) without the prior written consent of Bridgetown 2, the Issuer and Subscriber.

7.7

Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Shares acquired hereunder, if any, and then only in accordance with this Subscription Agreement), other than an assignment to any controlled affiliate of Subscriber or any fund or account managed by the same investment manager as Subscriber or a controlled affiliate thereof (as defined in Rule 12b-2 of the Exchange Act), subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Purchase Price and other terms and conditions; provided, however, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement. For the avoidance of doubt, any transaction contemplated by the Business Combination Agreement shall be deemed not to constitute an assignment of this Subscription Agreement or any rights, interests or obligations that may accrue to the parties hereunder.

7.8

Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as set forth in Section 4.6, Section 4.7, Section 4.8, Section 4.9, Section 7.1(a), Section 7.1(c) and Section 7.1(d), this Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.9

Governing Law. This Subscription Agreement, and all claims or causes of action based upon, arising out of, or related to this Subscription Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

7.10

Consent to Jurisdiction; Waiver of Jury Trial. Any proceeding or action based upon, arising out of or related to this Subscription Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such proceeding or action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and (iv) agrees not to bring any proceeding or action arising out of or relating to this Subscription Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 7.10. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11

Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.12

No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.13	Remedies.

(a)

The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.10, this being in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise, including money damages. The right to specific enforcement shall include the right of the Issuer and Bridgetown 2 to cause Subscriber and the right of Bridgetown 2 to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(b)

The parties acknowledge and agree that this Section 7.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.14

Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions Closing, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions Closing and remain in full force and effect.

7.15

Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.16

Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com)), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.17

Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

7.18

Mutual Drafting. Each provision of this Subscription Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7.19	Cleansing Statement; Consent to Disclosure.

(a)

Bridgetown 2 shall, by no later than 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one (1) or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements and the Transactions and any other material, nonpublic information that the Issuer or Bridgetown 2 or their respective representatives has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s and Bridgetown 2’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Issuer or Bridgetown 2 or any of their respective officers, directors, employees or agents (including the Placement Agents) relating to the transactions contemplated by this Subscription Agreement, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Issuer, Bridgetown 2 or any of their affiliates or agents, relating to the transactions contemplated by this Subscription Agreement.

(b)

Neither Bridgetown 2 nor the Issuer shall issue any press releases or other public communications relating to the transactions contemplated hereby that reference the Subscriber or its affiliates or investment advisers by name without the prior written consent of Subscriber. This restriction shall not apply to the extent public disclosure is required by applicable securities law, any governmental authority or stock exchange rule or as otherwise requested by the staff of the Commission or the request of any other regulatory or governmental agency; provided, that in the event such disclosure is required, Bridgetown 2 or the Issuer, as applicable, shall to the extent practicable and legally permissible, provide Subscriber with prior written notice of such permitted disclosure and consider, in good faith, any comments provided by Subscriber.

7.20

Regulatory Compliance. Subscriber hereby agrees that it shall comply with all applicable requirements in connection with the Subscription and shall coordinate with the Issuer or Bridgetown 2, as applicable, to upon request provide information regarding the Subscriber as may reasonably be requested by any applicable governmental authority relating to the Subscription or the Transactions.

8.

Independent Obligations. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of REA or any Other Subscriber under this Subscription Agreement the Other Subscription Agreements. The decision of Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber (except where such Other Subscriber is managed by or under common management with Subscriber) and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer or any of its subsidiaries which may have been made or given by any Other Subscriber or by any agent or employee of any Other Subscriber, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or any Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber, on the one hand, and any Other Subscriber, on the other hand, as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscriber are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements; provided that it is acknowledged that certain Subscribers may be managed by, or under common management with or an Other Subscriber. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

9.

Certain Tax Matters. The parties acknowledge and agree that for U.S. federal income tax purposes, Subscriber shall be deemed to be the owner of any funds transferred by Subscriber to any escrow account (if applicable) unless and until such funds are disbursed to Issuer in accordance with the terms of this Subscription Agreement, which disbursement shall occur, for the avoidance of doubt, following the Merger Effective Time.

10.

Massachusetts Business Trust. If Subscriber is a Massachusetts Business Trust, a copy of the Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

[Signature Page Follows]

IN WITNESS WHEREOF, each of Bridgetown 2, the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

PROPERTYGURU GROUP LIMITED

By:	/s/ Daniel Wong
Name: Daniel Wong
Title: Director

BRIDGETOWN 2 HOLDINGS LIMITED

By:	/s/ Daniel Wong
Name: Daniel Wong
Title: Director

SUBSCRIBER:	Signature of Joint Subscriber, if applicable:
Signature of Subscriber:
By: /s/ Owen Wilson	By: N/A
Name: Owen Wilson	Name:
Title: Director	Title:
Date: July 23, 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:
REA ASIA HOLDING CO. PTY LTD	N/A
(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Name in which securities are to be registered(if different from the name of Subscriber listed directly above): N/A
Email: legalteam@realestate.com.au, tamara.kayer@reagroup.com
Address: 511 Church Street, Richmond, Victoria 3121, Australia
If there are joint investors, please check one: N/A
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property
Subscriber’s EIN/Tax ID: N/A	Joint Subscriber’s EIN: N/A
Business Address-Street:	Mailing Address-Street (if different):
City, State,	City, State,
Zip: 511 Church Street, Richmond, Victoria 3121, Australia	Zip:
Attn: Tamara Kayser, General Counsel	Attn:
Telephone	Telephone
No.: N/A	No.:
Facsimile No.: N/A	Facsimile No.:

Aggregate Number of Shares subscribed for:
5,193,068
Aggregate Purchase Price: $51,930,680

Subscriber must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A. QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1. ☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2. ☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B. INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box if applicable):

☒ We are an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are institutional accredited investors) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as an institutional “accredited investor.”

*** AND ***

C. AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☒ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Qualified Institutional Buyers

Subscriber is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) if it is an entity that meets any one of the following categories at the time of the sale of securities to Subscriber (Please check the applicable subparagraphs):

☐ Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with Subscriber and:

☐ is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐ is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”);

☐ is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐ is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐ is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐ is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐ is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Securities Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Securities Act, or a foreign bank or savings and loan association or equivalent institution), partnership, limited liability company or Massachusetts or similar business trust;

☐ is an investment adviser registered under the Investment Advisers Act; or

☐ any institutional accredited investor, as defined in Rule 501(a) under the Act (17 CFR 230.501(a)), of a type not listed above;

☐ Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with Subscriber;

☐ Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

☐ Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐ Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐ Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

Institutional Accredited Investors

Rule 501(a) under the Securities Act, in relevant part, states that an institutional “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

[1]

“Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided, that (a) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of Title I of the ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act.

☒ Any entity in which all of the equity owners are accredited investors.